SUPPLEMENT DATED MAY 29, 2024 TO THE
NOTICE DOCUMENT DATED MAY 1, 2024
AND PROSPECTUS FOR
SYMETRA DEFERRED VARIABLE ANNUITY DATED MAY 1, 1998

New Portfolios Available:
Effective June 7, 2024, the following portfolios will be added as investment options to your Contract.

•American Funds IS Growth Fund - Class 1
•American Funds IS International Fund - Class 1

As a result, the Appendix of Investment Options is updated to include the following information:

TYPE	PORTFOLIO NAME AND ADVISOR	CURRENT EXPENSES (As of 12/31/2023)	AVERAGE ANNUAL TOTAL RETURN (As of 12/31/2023)
			1 Year	5 Year	10 Year
U.S. Equity	American Funds IS® Growth Fund - Class 1 Capital Research and Management Company	0.34%	38.81%	18.97%	14.64%
International Equity	American Funds IS® International Fund - Class 1 Capital Research and Management Company	0.53%	16.12%	5.10%	3.67%